UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

StepStone Private Credit Fund LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01624	92-0758580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

277 Park Avenue 44th Floor New York , New York	10172
(Address of principal executive offices)	(Zip Code)

(212) 351-6100

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Indicate by check
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 23, 2025, Stepstone Private Credit Fund LLC (the “Company”), through a special purpose wholly-owned subsidiary, StepStone Great Lakes SPV Facility II LLC (“SPV Facility II”), as borrower, entered into an amendment agreement dated as of June 23, 2025 (the “BMO Third Amendment”) to that certain Loan and Security Agreement, dated as of May 1, 2023, with Bank of Montreal, a Canadian chartered bank acting through its Chicago Branch, as the administrative agent, as collateral agent, and as a lender, and the other lenders party thereto from time to time, which provides SPV Facility II with a revolving credit facility (as amended, including by the BMO Third Amendment, the “BMO SPV II Credit Facility”). The BMO Third Amendment, among other changes, (i) increased the aggregate commitments by the lenders under the BMO SPV II Credit Facility to $162,500,000 from $109,500,000, (ii) reduced the applicable margin on borrowings under the BMO SPV II Credit Facility, such that borrowings under the BMO SPV II Credit Facility will generally bear interest at a rate per annum equal to Term SOFR plus a margin of 2.35%, and (iii) extended the commitment termination date under the BMO SPV II Credit Facility to June 30, 2027. The scheduled maturity date of the BMO SPV II Credit Facility remains unchanged at May 1, 2030, unless sooner terminated in accordance with its terms.

The foregoing description of the BMO Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the BMO Third Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Amendment No. 3 to Loan and Security Agreement, dated as of June 23, 2025, among Stepstone Great Lakes SPV Facility II LLC, as borrower, StepStone Private Credit Fund LLC, as the fund and as manager, each lender party to the Loan and Security Agreement, and Bank of Montreal, as the administrative agent and as collateral agent.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and/or exhibits to this Exhibit have been omitted in accordance with Item 601 of Regulation S-K. The registrant agrees to furnish supplementally a copy of all omitted schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 24, 2025

StepStone Private Credit Fund LLC

By:	/s/ Joseph Cambareri
Name: Joseph Cambareri
Title: Chief Financial Officer